Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated July 17, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)  dated

April 30, 2020, as supplemented to date

On July 8, 2020, KKR & Co. Inc. (“KKR”) and Global Atlantic Financial Group Limited (“Global Atlantic”) announced a strategic transaction whereby KKR will acquire all of the outstanding shares of Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are indirect, wholly-owned subsidiaries of Global Atlantic. The Transaction is expected to close in early 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of: (i) the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of Portfolios; (ii) the sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of the Portfolios; and (iii) the underwriting agreement between the Distributor and the Trust on behalf of the Portfolios. Accordingly, prior to such closing, the Trust will be required to enter into new agreements with each of the Adviser, sub-advisers and Distributor to be effective upon the closing of the Transaction. The new agreements are subject to the approval of the Board of Trustees of the Trust (the “Board”). If approved by the Board, shareholders of the Portfolios as of a record date to be determined by the Board will be asked to approve the new investment advisory and sub-advisory agreements at a special meeting of shareholders expected to be held in the fourth quarter of 2020 through a proxy solicitation that will describe the Transaction in greater detail.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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